Item 1: Report to Shareholders

Mid-Cap Growth Fund	December 31, 2007

The views and opinions in this report were current as of December 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

In our midyear report, we noted that Wall Street’s mood had remained somewhat ebullient, even though conditions on Main Street were more subdued. Times have changed. Over the past six months, Wall Street’s mood has ranged from panicked, to hopeful, to depressed as the credit markets experienced their most significant turmoil in years. If there was a silver lining, it was that conditions in the financial markets realigned with those in the real economy, possibly laying the groundwork for better times ahead. Thanks in part to its growth focus, your fund was able to record a modest return in the past six months that added to our more substantial gain earlier in the year.

The Mid-Cap Growth Fund returned 2.18% during the past six months and 17.65% for the 12-month period ended December 31, 2007. (Returns for Advisor and R Class shares were lower due to their different fee structure.) The fund handily outpaced both the S&P MidCap 400 and Russell Midcap Growth Indexes over both periods. Despite the especially strong performance of the Lipper Mid-Cap Growth Funds Index, the fund remained favorably ranked relative to its peers for both the one-year and longer time periods. (Based on cumulative total return, Lipper ranked the Mid-Cap Growth Fund 243 out of 601, 173 out of 487, 92 out of 404, and 17 out of 170 funds in the category for the 1-, 3-, 5-, and 10-year periods ended December 31, 2007. Results will vary for other time periods. Past performance cannot guarantee future results.)

HIGHLIGHTS

• Wall Street’s mood changed dramatically over the past six months due to turmoil in the credit markets.

• The fund handily outpaced the S&P MidCap 400 and Russell Midcap Growth Indexes for both the last six months and the year as a whole.

• Strong performance from our information technology holdings helped the fund while telecommunications services holdings detracted.

• The economy faces significant challenges in coming months, but we are hopeful that the cleansing of recent financial excesses will set the stage for better times ahead, particularly for growth companies.

MARKET ENVIRONMENT

History will likely show that the U.S. economy reached a cyclical peak sometime in 2007. While the official data on gross domestic product indicate that the economy grew robustly through the third quarter of 2007, many other signs suggested that growth was decelerating sharply through the second half of the year. By the end of 2007, some economists were arguing that the U.S. had entered into a recession, while optimists were hoping that the economy might enjoy a “soft landing”—or a period of subpar but positive growth.

While time will tell which camp was correct, the economy certainly appeared to be following a textbook slowdown. Unlike the recent investment-led recession of 2000-2001, the current slowdown followed a more common pattern—last seen in 1990-1991—and was led by worsening consumer conditions. Particularly hard pressed were lower-income individuals, who saw family budgets seriously pinched by $3.00 gasoline and higher home heating bills. The holiday shopping season proved a poor one for retailers, and disappointing results for high-end merchants suggested even affluent consumers were pulling back.

As in 1990, a major stress facing consumers was the declining housing market. Hopes that the housing slump would hit a bottom in 2007 proved unfounded. Home values continued to decline as inventories rose, with the deterioration most dramatic in struggling economic areas such as Detroit and formerly hot markets such as Florida. Abandoned properties began to appear on cul-de-sacs around the nation as the foreclosure rate rose dramatically, particularly on homes financed with subprime loans. A few million more adjustable rate loans are scheduled to reset to higher payments in the next two years.

While the healthy job market provided some relief to consumers, labor market conditions began to wane as 2007 progressed. The unemployment rate crept up from around 4.5% at the start of the year to 5.0% in December—hardly an alarming level, but evidence of a deterioration in conditions. Wage gains also struggled to keep up with inflation. The U.S. consumer price index rose 4.1% in 2007, an acceleration from the 2.5% rate in 2006. This trend bears watching.

Every period of economic history has its own characteristics, of course, and the storm that hit financial markets was one of the most remarkable episodes of the past year. Thanks to accommodating central banks, financial innovation, the concentration of capital overseas, and a long economic expansion that lulled investors’ perception of risk, financial leverage has increased dramatically over the past several years. Hedge funds and private-equity groups became like China Clippers, their “sails” of easy and cheap credit fully extended to take advantage of the winds of the global economy. A single dollar of assets wagered on rising oil prices, for example, could have the effect of several if magnified through the use of esoteric derivatives or bank financing for the takeover of a public company.

This proved a marvelously profitable strategy as long as those winds were blowing in a favorable direction, but the masts began to snap when conditions deteriorated. Significant distress emerged in the secondary market for subprime mortgage loans. As subprime defaults rose, buyers of bundled subprime mortgage securities discovered that their holdings were worth far less than their computer models had indicated. Banks and other institutions took dramatic writedowns on their balance sheets, which led, in turn, to a decline in liquidity, and stress in other types of financial vehicles unfamiliar to most outsiders (CDOs, SIVs). By the end of the year, a startling number of vessels were floundering—Citigroup, Bear Stearns, and Countrywide Financial to name only a few. The decline in the takeover market was also dramatic, as private equity suddenly found that their sources of credit had disappeared.

The worrisome economic signals and the spectacle unfolding in the financial markets were enough to encourage a sharp shift in monetary policy. The Federal Reserve intervened both by guiding official short-term interest rates lower for the first time in over four years, and by injecting liquidity into the corporate credit markets. Anxious investors bid stocks higher at news of Fed intervention, hoping that the central bank would cause the storm clouds to part. Whether the Fed could—or even should—lower rates quickly remained open to debate. Certainly, the Fed risked debasing the currency, especially given the worrisome inflation signals that emerged as the year wound down.

Thanks in large part to the relief provided by the Fed, 2007 will go down in the market record books as a fairly unremarkable year despite the underlying turmoil. Investors focused their buying on two types of businesses: those perceived to have higher growth potential and those with extensive operations overseas. The broad S&P 500 Index managed a modest gain, while growth stocks outpaced value shares and large- and mid-caps outpaced small-caps. Within the S&P 400 Index of mid-cap shares, energy, materials, and health care stocks fared well overall, while consumer discretionary shares and financials stocks lagged badly.

PORTFOLIO REVIEW

Our fund’s positive return over the past six months was due largely to good results from our energy and information technology holdings; materials, a minor part of the portfolio, also provided a small contribution. Record-high oil prices and continued strong demand for coal drove our results in the energy sector. Coal producer CONSOL Energy and equipment and services firms FMC Technologies and Smith International were particularly strong. (Please see the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

First Solar and Sunpower, although classified as technology firms, also benefited from the world’s continued thirst for new energy sources. These alternative energy stocks delivered extremely strong returns that, in fact, showed signs of speculative fervor. We have significantly reduced our holdings in the two firms as valuations have become stretched. As we noted in our last report, we have begun to assemble a “farm team” of alternative energy stocks and believe we will be offered additional entry points into the industry over time.

Our results elsewhere in the technology sector were less uniformly positive, but our winners were able to compensate for several disappointments. FLIR Systems, a leading purveyor of thermal and infrared technology spanning commercial and defense applications, enjoyed good growth in both markets. Juniper Networks, a leading provider of computer network equipment, benefited from a robust product cycle. However, our semiconductor holdings fared poorly due to worries about the firms’ end markets. Teradyne, Intersil, and Marvell Technology Group were all notable detractors.

Our consumer-oriented technology holdings benefited as electronic games and devices proved to be one of the last areas in which consumers cut back. Anyone who has ever owned a stereo is familiar with the name of Dolby Laboratories, which we have owned since its initial public offering (IPO). The company continued to draw income from the use of its technologies in the consumer electronics that are proliferating in our homes. Likewise, electronic map provider NAVTEQ capitalized on significant demand for its software used in GPS systems. According to industry analysts, sales of portable navigation devices—one of this year’s must-have holiday gifts—are roughly doubling each year. Harman International, a leading manufacturer of in-built GPS systems in higher-end cars, was left far behind in the trend: Shares plummeted as KKR and Goldman Sachs Group’s private-equity unit pulled out of their purchase of the company, coinciding with Harman’s announcement of an earnings shortfall.

Two strong consumer performers were Amazon.com and Chipotle Mexican Grill. Both companies have benefited from their unique approach to their businesses, whether in the use of technology in retailing or a focus on healthy eating. We have begun to trim our holdings in Amazon as its potential has become better reflected in its valuation and as it has moved into the large-cap sector.

Most of our holdings in the consumer sector were unable to escape the downdraft of slowing sales. Our strategy in the sector, which has often been the source of good returns for us in the past, has been to focus on so-called “category killers,” or firms that dominate their markets. This approach has helped our results significantly over the years but even leading companies felt the sting of the recent weakened consumer environment. PetSmart was a notable detractor as it failed to meet profit expectations. CarMax, which we believe is uniquely positioned to gain share in the massive used auto market, struggled with slowing car sales and tightening consumer financing conditions. Bed Bath & Beyond took blows as rival Linens ’n Things slashed prices while it failed to avoid bankruptcy.

Telecommunications services holdings were a source of weakness for the fund. Our poor results here stemmed largely from our twin holdings in MetroPCS Communications and Leap Wireless. Both cater to lower-end consumers, who have been inordinately hurt by the economic deterioration.

No long-term portfolio is recession proof, but we feel our fund is well positioned for the slowing economic environment. We have always paid particular attention to corporate balance sheets, in good times and bad. In the last couple of years, we have generally avoided credit-sensitive companies, as we believed investors were not being adequately compensated for increasing risks. Our performance benefited from our conservative bent in 2007, though the reverse could be true if speculative juices begin to flow again in 2008. In other areas, we have trimmed holdings in which we have made good gains but are now seeing somewhat extended valuations. Most notably, we are reducing our energy exposure after a period of strong performance, as we believe the slowing global economy is likely to mute energy demand.

INVESTMENT STRATEGY AND OUTLOOK

Events have shown that the choppy waters we described in our letter last summer were only a hint of the storm over the horizon. As we write, the broad market is perilously close to bear territory, having surrendered nearly 20% since its highs last summer. Credit markets remain in a state of turmoil, and most observers expect more banks and institutional investors to come forward with losses suffered in the subprime debacle.

Political leaders have called for economic stimulus to prevent a recession—or at least help the economy bounce back quickly if it has already entered one. In perhaps the most conclusive sign of troubled times, the Federal Reserve has, to date, lowered the federal funds rate by 175 basis points (1.75%) in slightly more than four months.

Storms of this size always leave their mark on the landscape. Indeed, we have the sense that the current turmoil may mark the end of the easy money economy, which began in earnest in late 2001, when the Fed began to guide rates aggressively lower in order to restore confidence following 9/11. The easy money era itself reflected the imprint of previous times, having been built on the ruins of the dot-com boom of the late 1990s. Record-low interest rates—the Fed guided the federal funds rate as low as 1% in June 2003—had been intended to keep businesses borrowing and consumers buying following the severe contraction in business investment that accompanied the brief recession of 2000-2001. While business spending improved marginally and consumer demand remained healthy, few could have foreseen the other channels into which the gusher of money would flow, whether those were inflated Florida condo prices or the bank accounts of Wall Street moguls.

While the shape of the coming era will probably bring its own surprises, it seems clear that businesses and individuals reliant on flows of cheap and easy credit will find conditions much more challenging. Evidence of the credit reversal is already abundant, most distressingly in the foreclosure signs dotting the landscape. Even after months of sharp declines, housing prices remain elevated compared with long-term trends, and the pain in the housing sector appears likely to continue for at least another year. The credit contraction has spread far beyond the housing sector; conditions in consumer credit cards, commercial real estate, and small business loans have all deteriorated in recent months. Credit spreads, or the extra yield demanded on loans to higher-risk borrowers, have increased dramatically since July.

A less sympathetic victim of the changed conditions has been the private-equity buyer. As we have commented in past letters, several of our holdings were acquired by private firms at prices that we felt did not reflect the long-term value of the businesses. Private-equity firms took advantage of cheap debt, the short-term orientation of many investors who evaluated the deals based on recent stock prices rather than long-term business values, and the acquiescence of management teams attracted by the lure of equity participation. With private equity sidelined for the time being, we hope to benefit more fully from our investments as the market gradually recognizes their underlying value. Still, the virtual evaporation of private-equity activity in the fall removed a driver behind the prices of some stocks in the portfolio, temporarily dampening performance.

While banks have been hurt by the credit market turmoil, they may, in fact, be longer-term beneficiaries. Over the last quarter century, banks have had many of their traditional functions disintermediated by a wide variety of financial upstarts; for instance, mortgage brokers have replaced bank officers as distributors of home loans. In the last decade, the credit creation process has been usurped by less-regulated entities through the securitization process, which divorced the origination of credit from the ultimate holder of the loan. It is not particularly surprising that this culminated in the extension of loans to unqualified applicants. Ultimately, the credit markets have seized up and there may be an opportunity for banks to reintermediate, or reconnect, some of this lost business.

As we write, the U.S. monetary and political authorities are engineering significant economic stimulus aimed at softening the blow of an economic downturn. Time will tell whether their actions are warranted. Recessions are unpleasant, and their toll is shared unevenly by those who lose their jobs and lower-paid workers. However, recessions are also capitalism’s cleansing process. They redress imbalances that have built up in good times and punish speculators. The spectacle of the consequences of ignoring risk inoculates the economic participants from repeating similar mistakes, at least for a time.

The Federal Reserve will have a large impact on the economy, of course, although we suspect it may not be the savior that many hope. Indeed, the central bank has assumed an almost mythical role in investors’ eyes in the nearly 30 years since Fed Chairman Paul Volcker slew the beast of double-digit inflation and his successor Alan Greenspan helped usher in the not-too-hot, not-too-cold “Goldilocks economy.” In continuing to cut interest rates aggressively even as price pressures increase, however, the Fed risks unleashing a renewed era of inflationary expectations—a long-term risk to the economy that is far more serious than a recession. As the experience of the early 1980s showed, ridding the economy of inflationary pressures is a difficult and unpleasant task. It is also worth noting that the Fed will face as much difficulty controlling the contraction in credit as it did guiding its expansion.

Despite the short-term challenges that lie ahead, we are mindful that the transformed financial landscape should eventually create winners as well as losers. For example, the withdrawal of private-equity firms from the takeover market has left the hunting ground open for strategic acquirers. We are hopeful that some of the companies in our portfolio will have renewed opportunities to expand through the acquisition of competitors, suppliers, or downstream vendors. Also, as banks take loans back on their balance sheets, they will be forced to do a better job of allocating credit, which should benefit responsibly managed companies. More generally, we are hopeful that a renewed focus on organic growth will favor the companies that have always been the focus of our fund: those that are able to grow by leveraging superior technologies or market positions, not borrowed money.

Respectfully submitted,

Brian W.H. Berghuis
President of the fund and chairman of its Investment Advisory Committee

John F. Wakeman
Executive vice president of the fund

January 22, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of larger companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell Midcap Growth Index: An unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index: An unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

S&P MidCap 400 Index: An unmanaged index that tracks the stocks of 400 U.S. mid-cap companies.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

Six Months Ended 12/31/07

Best Contributors		Worst Contributors	
First Solar	40¢	Harman International	-38¢
CONSOL Energy	37	Leap Wireless	-32
Amazon.com	35	Manpower	-25
Sunpower	28	Lamar Advertising	-19
Juniper Networks	26	Teradyne	-16
FMC Technologies	25	E*Trade Financial**	-16
NAVTEQ	25	MetroPCS Communications	-16
Smith International	24	PetSmart	-16
Chipotle Mexican Grill	23	Jabil Circuit	-15
FLIR Systems	20	Cablevision Systems	-14
Total	283¢	Total	-207¢

12 Months Ended 12/31/07

Best Contributors		Worst Contributors	
Amazon.com	84¢	Harman International	-28¢
First Solar	67	Sepracor	-21
CONSOL Energy	60	Monster Worldwide	-19
Medimmune*	54	Jabil Circuit	-18
Smith International	52	Lamar Advertising	-18
aQuantive*	48	E*Trade Financial**	-17
Juniper Networks	46	Marvell Technology Group	-15
FMC Technologies	39	Leap Wireless	-14
Sunpower	39	UTi Worldwide	-13
FLIR Systems	38	Discover Financial***	-12
Total	527¢	Total	-175¢

*Position added.
**Position eliminated.
***Position added and eliminated.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 95.0%		
CONSUMER DISCRETIONARY 18.2%		
Auto Components 1.0%		
WABCO (1)	3,500,000	175,315
		175,315
Distributors 0.2%		
LKQ Corporation (2)	1,512,000	31,782
		31,782
Hotels, Restaurants & Leisure 5.0%		
Chipotle Mexican Grill, Class B (1)(2)	1,491,000	183,468
Gaylord Entertainment (1)(2)	2,250,000	91,058
International Game Technology	5,000,000	219,650
Marriott, Class A	3,806,850	130,118
Melco PBL Entertainment, ADR (2)	1,139,829	13,176
Panera Bread, Class A (2)	500,000	17,910
PF Chang's China Bistro (2)	1,200,000	27,408
Pinnacle Entertainment (2)	2,000,000	47,120
The Cheesecake Factory (2)	2,575,000	61,053
Tim Hortons	2,400,000	88,632
		879,593
Household Durables 1.1%		
Harman International	2,750,000	202,702
		202,702
Internet & Catalog Retail 2.5%		
Amazon.com (2)	3,250,000	301,080
Expedia (2)	4,211,600	133,171
		434,251
Media 3.9%		
Cablevision Systems, Class A (2)	4,000,000	98,000
Clear Channel Outdoor, Class A (1)(2)	4,500,000	124,470
Discovery Holding, Series A (2)	5,750,000	144,555

ENERGY 10.7%		
Energy Equipment & Services 4.6%		
BJ Services	6,000,000	145,560
Cameron International (2)	1,988,000	95,683
FMC Technologies (2)	3,000,000	170,100
Smith International	4,500,000	332,325
TETRA Technologies (2)	2,900,000	45,153
Trican Well Service (CAD)	750,000	14,613
		803,434
Oil, Gas & Consumable Fuels 6.1%		
CNX Gas (2)	3,250,000	103,837
CONSOL Energy	4,000,000	286,080
EOG Resources	3,000,000	267,750
Murphy Oil	2,000,000	169,680
Peabody Energy	1,500,000	92,460
SandRidge Energy (2)	500,000	17,930
XTO Energy	2,750,000	141,240
		1,078,977
Total Energy		1,882,411
FINANCIALS 4.8%		
Capital Markets 1.9%		
Affiliated Managers Group (2)	750,000	88,095
Eaton Vance	3,750,000	170,288
Och Ziff Capital Management (2)	2,903,700	76,309
		334,692
Commercial Banks 0.2%		
SVB Financial Group (2)	600,000	30,240
		30,240

Diversified Financial Services 0.5%		
Interactive Brokers, Class A (1)(2)	2,500,000	80,800
		80,800
Insurance 2.2%		
Assurant	2,500,000	167,250
AXIS Capital	3,500,000	136,395
Principal Financial Group	1,300,000	89,492
		393,137
Total Financials		838,869
HEALTH CARE 14.8%		
Biotechnology 3.7%		
Alkermes (2)	4,000,000	62,360
Amylin Pharmaceuticals (2)	1,500,000	55,500
Cephalon (2)	2,750,000	197,340
Gilead Sciences (2)	725,000	33,357
Human Genome Sciences (2)	5,000,000	52,200
Medarex (2)	3,000,000	31,260
Myriad Genetics (2)	1,000,000	46,420
OSI Pharmaceuticals (2)	1,200,000	58,212
PDL Biopharma (2)	1,700,000	29,784
Theravance (2)	1,850,000	36,075
Vertex Pharmaceuticals (2)	2,500,000	58,075
		660,583
Health Care Equipment & Supplies 2.3%		
C.R. Bard	1,250,000	118,500
Edwards Lifesciences (1)(2)	3,500,000	160,965
Gen-Probe (2)	1,250,000	78,663
ResMed (2)	1,000,000	52,530
		410,658

Industrial Conglomerates 1.8%		
Roper Industries (1)	5,150,000	322,081
		322,081
Machinery 2.8%		
Danaher	950,000	83,353
IDEX	4,000,000	144,520
ITT	2,250,000	148,590
Oshkosh Truck	2,486,000	117,488
		493,951
Trading Companies & Distributors 0.6%		
Fastenal	2,300,000	92,966
MSC Industrial Direct, Class A	500,000	20,235
		113,201
Total Industrials & Business Services		2,407,789
INFORMATION TECHNOLOGY 26.1%		
Communications Equipment 2.5%		
ADTRAN	1,500,000	32,070
Ciena (2)	2,000,000	68,220
JDS Uniphase (2)	5,500,000	73,150
Juniper Networks (2)	8,000,000	265,600
		439,040
Computers & Peripherals 1.4%		
Avid Technology (1)(2)	2,200,000	62,348
Seagate Technology	7,000,000	178,500
		240,848
Electronic Equipment & Instruments 4.0%		
Cogent (2)	900,000	10,035
Dolby Laboratories, Class A (2)	3,000,000	149,160
First Solar (2)	400,000	106,856

FLIR Systems (1)(2)	7,000,000	219,100
Jabil Circuit	7,000,000	106,890
Sunpower, Class A (1)(2)	900,000	117,351
		709,392
Internet Software & Services 3.1%		
CNET Networks (1)(2)	8,750,000	79,975
Digital River (2)	1,500,000	49,605
Monster Worldwide (2)	3,750,000	121,500
VeriSign (2)	7,700,000	289,597
		540,677
IT Services 6.3%		
DST Systems (2)	3,000,000	247,650
Fiserv (2)	3,000,000	166,470
Global Payments	3,600,000	167,472
Iron Mountain (2)	4,500,000	166,590
SAIC (1)(2)	9,000,000	181,080
Western Union	8,000,000	194,240
		1,123,502
Semiconductor & Semiconductor Equipment 4.9%		
Altera	7,000,000	135,240
Intersil, Class A	5,500,000	134,640
Marvell Technology Group (2)	8,000,000	111,840
Microchip Technology	4,000,000	125,680
ON Semiconductor (2)	10,000,000	88,800
PMC-Sierra (2)	10,000,000	65,400
Teradyne (2)	6,500,000	67,210
Xilinx	6,000,000	131,220
		860,030
Software 3.9%		
Amdocs (2)	5,000,000	172,350
Autodesk (2)	1,250,000	62,200

(1) Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/07	Value 12/31/06
Affymetrix	$ 86,066	$ -	$ -	$ 80,990	$ -
Alliant Techsystems	31,139	22,793	-	170,640	*
AMETEK	1,440	870	1,380	269,330	183,080
Avid Technology	-	2,858	-	62,348	83,835
CACI International, Class A	-	81,324	-	-	98,875
Catalina Marketing	3,024	65,033	-	-	93,500
Cephalon	-	-	-	**	211,230
Chipotle Mexican Grill, Class B	86,638	496	-	183,468	-
Clear Channel Outdoor, Class A	62,204	468	-	124,470	61,681
CNET Networks	2,085	-	-	79,975	77,265
Cott	2,573	-	-	26,640	54,951
Edwards Lifesciences	24,405	1,451	-	160,965	142,061
FLIR Systems	1,264	3,084	-	219,100	114,588
Gaylord Entertainment	115,961	-	-	91,058	-
Interactive Brokers Class A	72,937	296	-	80,800	-
Manor Care	-	91,597	1,964	-	180,642
Medicis Pharmaceutical Class A	98,267	-	232	77,910	-
Moneygram International ++	-	-	-	-	86,240
PMC-Sierra	-	-	-	**	67,100
Roper Industries	-	1,485	1,352	322,081	261,248
SAIC	128,553	780	-	181,080	*

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $12,893,804)	$ 17,769,256
Receivable for shares sold	30,391
Dividends and interest receivable	7,755
Receivable for investment securities sold	209
Other assets	329
Total assets	17,807,940
Liabilities	
Payable for investment securities purchased	85,825
Payable for shares redeemed	47,580
Investment management fees payable	9,703
Due to affiliates	1,128
Other liabilities	1,330
Total liabilities	145,566
NET ASSETS	$ 17,662,374
Net Assets Consist of:	
Accumulated undistributed net realized gain	$ 527,848
Net unrealized gain	4,875,483
Paid-in capital applicable to 306,416,441 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized	12,259,043
NET ASSETS	$ 17,662,374
NET ASSET VALUE PER SHARE	
Investor Class	
($16,901,582,244 / 293,062,778 shares outstanding)	$ 57.67
Advisor Class	
($562,594,820 / 9,857,554 shares outstanding)	$ 57.07
R Class	
($198,197,146 / 3,496,109 shares outstanding)	$ 56.69

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/07	12/31/06
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 14,175	$ 20,773
Net realized gain	2,188,228	1,466,963
Change in net unrealized gain (loss)	452,688	(500,101)
Increase in net assets from operations	2,655,091	987,635
Distributions to shareholders		
Net investment income		
Investor Class	(16,072)	(20,328)
Net realized gain		
Investor Class	(1,428,158)	(1,034,761)
Advisor Class	(48,721)	(37,737)
R Class	(16,429)	(12,163)
Decrease in net assets from distributions	(1,509,380)	(1,104,989)
Capital share transactions*		
Shares sold		
Investor Class	2,728,894	2,459,344
Advisor Class	139,384	137,652
R Class	53,676	46,791
Shares issued in connection with fund acquisition - Investor Class	–	17,008
Distributions reinvested		
Investor Class	1,396,282	1,007,196
Advisor Class	44,097	33,929
R Class	16,429	12,163
Shares redeemed		
Investor Class	(2,944,992)	(3,688,937)
Advisor Class	(192,460)	(148,432)
R Class	(62,107)	(80,050)
Increase (decrease) in net assets from capital share transactions	1,179,203	(203,336)
Net Assets		
Increase (decrease) during period	2,324,914	(320,690)
Beginning of period	15,337,460	15,658,150
End of period	**$ 17,662,374**	**$ 15,337,460**
Undistributed net investment income	–	445

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Mid-Cap Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. The fund has three classes of shares: the Mid-Cap Growth Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1992; the Mid-Cap Growth Fund—Advisor Class (Advisor Class), offered since March 31, 2000; and the Mid-Cap Growth Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $357,000 for the year ended December 31, 2007. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2007, the fund realized $41,738,000 of net gain on $83,115,000 of in-kind redemptions.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective June 29, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult due to substantial delays and additional costs related to their restrictions.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2007, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $5,704,724,000 and $6,377,785,000, respectively, for the year ended December 31, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2007, were characterized as follows for tax purposes:

At December 31, 2007, the tax-basis components of net assets were as follows:

For the year ended December 31, 2007, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to per share rounding of distributions. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2007, the cost of investments for federal income tax purposes was $12,893,804,000.

NOTE 4 - ACQUISITION

On June 19, 2006, the fund acquired substantially all of the assets of the Preferred Mid-Cap Growth Fund (the acquired fund), pursuant to the Agreement and Plan of Reorganization dated February 15, 2006, and approved by shareholders of the acquired fund on June 9, 2006. The acquisition was accomplished by a tax-free exchange of 317,307 shares of the fund (with a value of $17,008,000) for all 1,615,268 shares of the acquired fund outstanding on June 16, 2006 with the same value. The net assets of the acquired fund at that date included $995,000 of unrealized depreciation. Net assets of the acquired fund were combined with those of the fund, resulting in aggregate net assets of $14,974,367,000 immediately after the acquisition.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.35% of the fund’s average daily net assets up to $15 billion and 0.30% of the fund’s average daily net assets in excess of $15 billion. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended December 31, 2007, expenses incurred pursuant to these service agreements were $126,000 for Price Associates, $3,254,000 for T. Rowe Price Services, Inc., and $7,413,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2007, the fund was charged $191,000 for shareholder servicing costs related to the college savings plans, of which $170,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2007, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2007, the fund was allocated $2,397,000 of Retirement Funds’ expenses, of which $1,855,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2007, approximately 8% of the outstanding shares of the Investor Class were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 68,622 shares of the Investor Class, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Mid-Cap Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Mid-Cap Growth Fund, Inc. (the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007, by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Government Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2008

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/07

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $269,159,000 from short-term capital gains,

• $1,387,799,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $112,702,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $104,007,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004); Director, Allfirst
2005	Financial Inc. (previously First Maryland Bancorp) (1983 to 2002)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Vornado Real Estate Investment Trust (3/04 to present);
2001	Member, Advisory Board, Deutsche Bank North America (2004 to pres-
ent); Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, The Haven Group, a custom manufacturer of
1992	modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Chairman,
(1938)	Canyon Resources Corp. (8/07 to present); Director, Golden Star
1992	Resources Ltd. (5/92 to present); Director, Pacific Rim Mining Corp.
(2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to 12/05),
Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

*Each independent director oversees 121 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2006	Board, Director, and President, T. Rowe Price Investment Services,
[121]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services Limited,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of
the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[68]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Growth Fund	Group, Inc.

P. Robert Bartolo, CPA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Growth Fund	Group, Inc.

Timothy F. Bei, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Growth Fund	Group, Inc.; formerly student, University of
Virginia (to 2003)

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
President, Mid-Cap Growth Fund	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Mid-Cap Growth Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Henry M. Ellenbogen (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Growth Fund	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Mid-Cap Growth Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Mid-Cap	T. Rowe Price; Vice President, T. Rowe Price
Growth Fund	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Growth Fund	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Mid-Cap Growth Fund	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Kris H. Jenner, M.D., D. Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Growth Fund	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Mid-Cap Growth Fund	T. Rowe Price Investment Services, Inc.

Robert J. Marcotte (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Growth Fund	Group, Inc.

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Growth Fund	Group, Inc.; formerly Research Analyst and
Co-portfolio Manager, Taurus Asset Management
and ONEX (to 2006)

Joseph M. Milano, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Growth Fund	Group, Inc.

Jeffrey Rottinghaus, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Growth Fund	Group, Inc.

Clark R. Shields (1976)	Employee, T. Rowe Price; formerly student,
Vice President, Mid-Cap Growth Fund	Harvard Business School (to 2006); Associate,
MDT Advisers (to 2004)

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Growth Fund	Group, Inc.; formerly intern, T. Rowe Price
(to 2004)

John F. Wakeman (1962)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Mid-Cap Growth Fund	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Mid-Cap Growth Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,486,000 and $1,401,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Mid-Cap Growth Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 19, 2008